Exhibit 99.1

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Raytheon Technologies to host 2023 Investor Day, reaffirms 2025 financial outlook and increases targeted capital return to shareowners

Company will evolve from “Raytheon Technologies” to “RTX”

Delivers strategy to execute on $180 billion backlog of critical defense and aerospace technologies and drive strong financial returns

ARLINGTON, Va., June 18, 2023 – Raytheon Technologies (NYSE: RTX), in conjunction with the Paris Air Show, will hold its Investor Day tomorrow, June 19, 2023, in-person and via webcast, featuring management presentations from 8:30 a.m. to 11:45 a.m. local Paris time. During the event, RTX Chairman and Chief Executive Officer Greg Hayes, and other members of the senior leadership team, will provide an update on the company’s long-term growth strategy, business realignment and financial outlook.

In addition to providing an update on the company’s strategy, company leadership will:
•Reaffirm 2023 RTX financial outlook
•Reaffirm 2020 to 2025 sales growth and margin expansion commitments
•Reaffirm 2025 $9 billion free cash flow* commitment
•Expand post-merger shareowner capital return commitment to $33 to $35 billion through 2025
•Increase gross cost synergy target from $1.5 to $2 billion

As part of its portfolio realignment, which remains on track for July, the company announced that it will now be represented as RTX. As announced in January, the company will operate three focused businesses to better align with customer needs – Collins Aerospace, Pratt & Whitney, and Raytheon.

“While we honor our legacy, we are always looking to the future – and that future is RTX,” said Chairman and Chief Executive Officer Gregory Hayes.

“Over the past few years, we have solidified our industry-leading positions with a $180 billion backlog across the highest growth commercial aerospace platforms and franchises serving the most critical defense priorities,” Hayes continued. “RTX is leveraging its breadth, scale and operational discipline to serve our customers and deliver value to our shareowners, with a clear path to achieve our 2025 financial commitments. Furthermore, with the business realignment and the strategic investments we continue to make, RTX is uniquely positioned for sustained profitable growth well beyond 2025.”

*Adjusted net sales, organic sales, adjusted organic sales, adjusted operating profit (loss) and margin, adjusted segment operating profit (loss) and margin, adjusted net income, adjusted earnings per share (“EPS”) and free cash flow are non-GAAP financial measures. When we provide our expectation for adjusted EPS and free cash flow on a forward-looking basis, a reconciliation of these non-GAAP financial measures to the corresponding GAAP measures (expected diluted EPS from continuing operations and expected cash flow from operations) is not available without unreasonable effort due to the unavailability of items for exclusion from the GAAP measure (such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures and other structural changes). We are unable to address the probable significance of this information, the variability of which may have a significant impact on future GAAP results. See “Use and Definitions of Non-GAAP Financial Measures” below for information regarding non-GAAP financial measures.

Positioned for Long-Term Sustainable Growth
As a platform-agnostic company, RTX is uniquely positioned to benefit from the growing commercial aerospace and defense markets. Additionally, strategic investments in next generation technology and expanded capacity are expected to drive the company towards its 2020 to 2025 adjusted annual sales* growth commitment of 6 to 7 percent, and sustain long-term growth well beyond 2025.

RTX’s portfolio of differentiated technologies and commitment to innovation will enable the company to capture substantial revenue synergy opportunities across four key areas – connected aviation, sustainable aviation, connected battlespace and integrated solutions.

Driving Operational Excellence and Margin Expansion
Management will discuss how RTX is leveraging its scale and capabilities to achieve best-in-class performance for customers and shareowners. The company’s CORE Operating System, investments in digital solutions, and the business realignment will drive operational excellence, structural cost reduction, and operational modernization that will enable RTX to better serve customers. As a result, RTX is raising its gross cost synergy target from $1.5 billion to $2 billion. These initiatives, along with our sales growth, will be a catalyst to achieve the adjusted segment margin* expansion commitment of approximately 550 to 650 basis points from 2020 to 2025.

Executing on Capital Deployment Priorities
Additionally, management will discuss how its strong operating performance is expected to result in accelerated free cash flow generation, which will enable the company to return significant cash to shareowners. RTX plans to generate $9 billion in free cash flow* in 2025, while making disciplined investments in R&D and CapEx to drive future growth, which remains a key priority. RTX is on track to reach its goal to return $20 billion to shareowners in the four years following the merger and now expects to return between $33 and $35 billion through dividends and share repurchases from the close of the merger through the end of 2025.

2023 Financial Outlook
RTX reaffirms outlook for full year 2023
•Sales of $72.0 to $73.0 billion
•Adjusted EPS* of $4.90 to $5.05
•Free cash flow* of approximately $4.8 billion
•Share repurchase of $3.0 billion

Webcast and Materials
The meeting will be broadcast live on the Internet beginning at 2:30 a.m. ET (8:30 a.m local Paris time) at www.rtx.com/investors. Individuals may listen to the call and download the full investor presentation that will be used during the call.

About RTX
RTX is the world's largest aerospace and defense company. Our global team of 180,000 employees pushes the limits of known science and redefines how we connect and protect our world. We are advancing aviation, building smarter defense systems and creating innovations to take us deeper into space. Effective July 1, the company will complete its realignment into three customer-focused business units — Collins Aerospace, Raytheon and Pratt & Whitney. The company, with 2022 sales of $67 billion, is headquartered in Arlington, Virginia.

Use and Definitions of Non-GAAP Financial Measures
Raytheon Technologies Corporation (“RTX” or “the Company”) reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”).

We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. The non-GAAP information presented provides investors with additional useful information, but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. Reconciliations of GAAP financial measures to Non-GAAP financial measures are contained on our website at rtx.com under "Investors".

Adjusted net sales, organic sales, adjusted organic sales, adjusted operating profit (loss) and margin, adjusted segment operating profit (loss) and margin, adjusted net income, adjusted earnings per share (“EPS”), and free cash flow are non-GAAP financial measures. Adjusted net sales represents consolidated net sales (a GAAP measure), excluding significant nonoperational items and/or significant operational items that may occur at irregular intervals (hereinafter referred to as “net significant and/or non-recurring items”). Organic sales represents the change in consolidated net sales (a GAAP measure), excluding the impact of foreign currency translation, acquisitions and divestitures completed in the preceding twelve months and net significant and/or non-recurring items. Adjusted organic sales is calculated as the change in net sales when comparing net sales to 2020 adjusted pro forma sales, excluding the impact of foreign currency translation, the impact of acquisitions and divestitures and net significant and/or non-recurring items. Adjusted operating profit (loss) represents operating profit (loss) (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and net significant and/or non-recurring items. Adjusted operating profit margin represents adjusted operating profit (loss) as a percentage of adjusted net sales. Adjusted segment operating profit (loss) represents the combined operating profit (loss) of our business segments, excluding restructuring costs, and net significant and/or non-recurring items. Adjusted segment operating profit margin represents adjusted segment operating profit (loss) as a percentage of adjusted segment sales (the combined adjusted sales of our business segments). Acquisition accounting adjustments include the amortization of acquired intangible assets related to acquisitions, the amortization of the property, plant and equipment fair value adjustment acquired through acquisitions, the amortization of customer contractual obligations related to loss making or below market contracts acquired, and goodwill impairment.

Adjusted net income represents net income from continuing operations (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and net significant and/or non-recurring items. Adjusted EPS represents diluted earnings per share from continuing operations (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and net significant and/or non-recurring items. For the business segments, when applicable, adjustments of net sales similarly reflect continuing operations excluding net significant and/or non-recurring items, organic sales similarly excludes the impact of foreign currency, acquisitions and divestitures, and net significant and/or non-recurring items, and adjustments of operating profit (loss) and operating profit margins (also referred to as return on sales (“ROS”)) similarly reflect continuing operations, excluding restructuring, acquisition accounting adjustments and net significant and/or non-recurring items.

Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing RTX’s ability to fund its activities, including the financing of acquisitions, debt service, repurchases of RTX’s common stock and distribution of earnings to shareowners.

The Company recently announced its intention to streamline the structure of its core businesses into three principal business segments: Collins Aerospace, Pratt & Whitney, and Raytheon. The Company plans to implement the realignment beginning July 1, 2023. RTX did not operate under this segment structure for segment reporting purposes or use this measure of segment operating performance in current or prior periods and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10-Q for the quarter and nine months ending September 30, 2023. Until RTX’s interim financial statements as of and for the quarter and nine months ending September 30, 2023 are issued, amounts on the updated basis are not in accordance with GAAP and, as a result, are considered non-GAAP measures.

When we provide our expectation for adjusted net sales, organic sales, adjusted operating profit (loss) and margin, adjusted segment operating profit margin, adjusted EPS and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures, as described above, generally is not available without unreasonable effort due to potentially high variability, complexity, and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward- looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Raytheon Technologies Corporation (“RTX”) management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid and are not statements of historical fact. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “goals,” “objectives,” “confident,” “on track” and other words of similar meaning. Forward- looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax payments and rates, research and development spending, cost savings, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits to RTX of the United Technologies Corporation (“UTC”) acquisition of Rockwell Collins in 2018, the merger (the “merger”) between UTC and Raytheon Company (“Raytheon”)) or the spin-offs by UTC of Otis Worldwide Corporation and Carrier Global Corporation into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the merger and the anticipated benefits and costs of the separation transactions and other statements that are not solely historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward- looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of changes in global economic, capital market and political conditions in the U.S. and globally, such as from the global sanctions and export controls with respect to Russia, and any changes therein, including related to financial market conditions, fluctuations in commodity prices or supply (including energy supply), inflation, interest rates and foreign currency exchange rates, disruptions in global supply chain and labor markets, and geopolitical risks; (2) risks associated with U.S. government sales, including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, a continuing resolution, a government shutdown, the debt ceiling or measures taken to avoid default, or otherwise, and uncertain funding of programs; (3) challenges in the development, production, delivery, support, and performance of RTX advanced technologies and new products and services and the realization of the anticipated benefits (including our expected returns under customer contracts), as well as the challenges of operating in RTX’s highly- competitive industries; (4) risks relating to RTX’s reliance on U.S. and non-U.S. suppliers and commodity markets, including the effect of sanctions, delays and disruptions in the delivery of materials and services to RTX or its suppliers and price increases; (5) risks relating to RTX international operations from, among other things, changes in trade policies and implementation of sanctions, foreign currency fluctuations, economic conditions, political factors, sales methods, and U.S. or local government regulations; (6) the condition of the aerospace industry; (7) the ability of RTX to attract, train and retain qualified personnel and maintain its culture and high ethical standards, and the ability of our personnel to continue to operate our facilities and businesses around the world; (8) the effect of and risks relating to the coronavirus disease 2019 (COVID-19) pandemic on RTX’s business, supply chain, operations and the industries in which it operates, including the decrease in global air travel, and the timing and extent of the ongoing recovery from COVID-19; (9) the scope, nature, timing and challenges of managing acquisitions, investments, divestitures and other transactions, including the realization of synergies and opportunities for growth and innovation, the assumption of liabilities and other risks and incurrence of related costs and expenses; (10) compliance with legal, environmental, regulatory and other requirements, including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anticorruption requirements, such as the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations in the U.S. and other countries in which RTX and its businesses operate; (11) the outcome of pending, threatened and future legal proceedings, investigations and other contingencies, including those related to U.S. government audits and disputes; (12) factors that could impact RTX’s ability to engage in desirable capital-raising or strategic transactions, including its capital structure, levels of indebtedness, capital expenditures and research and development spending, and the availability of credit, credit market conditions and other factors; (13) uncertainties associated with the timing and scope of future repurchases by RTX of its common stock or declarations of cash dividends, which may be discontinued, accelerated, suspended or delayed at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (14) the risks relating to realizing expected benefits from RTX strategic initiatives such as cost reduction, restructuring, digital transformation and other operational initiatives; (15) risks relating to the integration of the legacy businesses of UTC and RTX as well as the merger, and the realization of the anticipated benefits of those transactions; (16) risks of additional tax exposures due to new tax legislation or other developments, in the U.S. and other countries in which RTX and its businesses operate; (17) risks relating to a RTX product safety failure or other failure affecting RTX’s or its customers’ or suppliers’ products or systems; (18) risks relating to cyber-attacks on RTX’s information technology infrastructure, products, suppliers, customers and partners, threats to RTX facilities and personnel, as well as other events outside of RTX’s control such as public health crises, damaging weather or other acts of nature; (19) the effect of changes in accounting estimates for our programs on our financial results; (20) the effect of changes in pension and other postretirement plan estimates and assumptions and contributions; (21) risks relating to an impairment of goodwill and other intangible assets; (22) the effects of climate change and changing climate-related regulations, customer and market demands, products and technologies; and (23) the intended qualification of (i) the merger as a tax-free reorganization and (ii) the separation transactions and other internal restructurings as tax-free to UTC and former UTC shareowners, in each case, for U.S. federal income tax purposes. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of RTX, UTC and Raytheon on Forms S-4, 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and RTX assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.